Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN AND FOR NEW CASTLE COUNTY

IN RE: ARAMARK CORPORATION	:	Consolidated
SHAREHOLDERS LITIGATION	:	C. A. No. 2117-VCN

ORDER AND FINAL JUDGMENT

A hearing having been held before this Court on April 12, 2007, pursuant to this Court’s Order dated February 5, 2007 (the “Scheduling Order”), upon a Stipulation of Settlement (the “Stipulation”) filed in the above-captioned consolidated action (the “Consolidated Action”), which (along with the defined terms therein) is incorporated herein by reference; it appearing that due notice of said hearing has been given in accordance with the aforesaid Scheduling Order; the respective parties having appeared by their attorneys of record; the Court having heard and considered evidence in support of the proposed settlement (the “Settlement”) set forth in the Stipulation; the attorneys for the respective parties having been heard; an opportunity to be heard having been given to all other persons requesting to be heard in accordance with the Scheduling Order; the Court having determined that notice to the Settlement Class (as defined in the Stipulation) was adequate and sufficient; and the entire matter of the proposed Settlement having been heard and considered by the Court:

IT IS ORDERED, ADJUDGED AND DECREED THIS 12th DAY OF APRIL, 2007 AS FOLLOWS:

1. In full compliance with Court of Chancery Rule 23 and the requirements of due process, on February 21, 2007, ARAMARK Corporation (the “Company”) mailed the Notice of Pendency of Class Action, Proposed Settlement of Class Action, Settlement Hearing and Right to Appear (the “Notice”) by first-class mail to the members of the Settlement Class pursuant to and in the manner directed by the Scheduling Order, proof of the mailing of the Notice to the Settlement Class has been filed with the Court and full opportunity to be heard has been offered to all parties, the Settlement Class and persons in interest.

2. Each of the provisions of Court of Chancery Rule 23(a) has been satisfied and the Consolidated Action has been properly maintained according to the provisions of Chancery Rule 23(b) with respect to the claims asserted on behalf of the Settlement Class. Specifically, based on the record of the Consolidated Action, this Court expressly and conclusively finds and orders that (a) the Settlement Class as defined in the Scheduling Order is so numerous that joinder of all members is impracticable, (b) there are questions of law or fact common to the Settlement Class, (c) the claims or defenses of the representative parties are typical of the claims or defenses of the Settlement Class, (d) the representative plaintiffs in the Consolidated Action (the “plaintiffs”) are fairly and adequately protecting and representing the interests of the Settlement Class, and (e) the requirements of Court of Chancery Rule 23(b)(l) and (2) are satisfied. The Consolidated Action is certified as a class action, pursuant to Court of Chancery Rules 23(a), 23(b)(l) and 23(b)(2), without opt out rights, by the plaintiffs on behalf of the Settlement Class, which is all persons or entities who bought or held shares of ARAMARK common stock on or after May 1, 2006 through the effective date of the Merger, and their respective heirs, executors, administrators, representatives, agents, successors, transferees and assigns (except defendants and any person, firm, trust, corporation or other entity who is an affiliate of the defendants as the term “affiliate” is defined in the Securities and Exchange Act of 1934 and SEC Rule 12b-2 promulgated thereunder).

3. Due and adequate notice of the proceedings having been provided to the members of the Settlement Class, and a full opportunity having been offered to them to participate in the Hearing, it is hereby determined that they are bound by the Order and Final Judgment entered herein.

4. The Stipulation and the terms of the Settlement as described in the Stipulation and the Notice are hereby approved and confirmed as being fair, reasonable, adequate, and in the best interests of the Settlement Class and the Company; the parties to the Stipulation are directed hereby to consummate the Settlement in accordance with the terms and conditions set forth in the Stipulation; and the Register in Chancery is directed to enter and docket this Order and Final Judgment in the Consolidated Action.

5. All of plaintiffs’ claims asserted in the Consolidated Action on behalf of the Settlement Class against all defendants are dismissed on the merits with prejudice against plaintiffs and all members of the Settlement Class, without costs, except as provided herein.

6. In addition to the foregoing, any and all claims, causes of action or disputes — known or unknown, suspected or unsuspected, apparent or unapparent, contingent or absolute, liquidated or unliquidated, accrued or unaccrued — that have been, could have been, or in the future can or might be asserted in this Court, or any other tribunal under the laws of any jurisdiction (including, but not limited to federal securities laws), by or on behalf of plaintiffs or any other member of the Settlement Class (whether directly, representatively or in any other capacity) against defendants or any other Released Persons,1 which arise out of or relate to any facts, events, actions, transactions, representations, omissions or any other issues occurring prior to the execution of the Stipulation that were or could have been asserted or alleged in the Consolidated Action (collectively, the “Settled Claims”), shall be fully, finally and forever compromised, settled, released, extinguished and dismissed with prejudice, subject to the terms and conditions set forth herein.

[1]

“Released Persons” means any of the defendants and the members of the Investor Group (as defined below), whether or not named as a defendant, or any of their respective family members, parent entities, controlling persons, associates, affiliates or subsidiaries, and each and all of their respective past, present or future officers, directors, agents, employees, attorneys, consultants, accountants, shareholders, insurers, co-insurers, advisors (including financial and investment), investment bankers, commercial bankers, general or limited partners, limited liability companies, members, joint ventures, heirs, executors, trustees, personal or legal representatives, estates, administrators, predecessors, successors and assigns, whether or not named as a defendant, whether or not served with process and whether or not such person appeared in the Consolidated Action. For purposes of the release, the “Investor Group” consists of GS Capital Partners V Fund, L.P., J.P. Morgan Partners (BHCA), L.P., CCMP Capital Investors II, L.P., Thomas H. Lee Equity Fund VI, L.P., and Warburg Pincus Private Equity IX, L.P.

7. The Settled Claims are deemed to be released without regard to the subsequent discovery of facts in addition to or different from those which plaintiffs and the members of the Settlement Class now know or believe to be true with respect to the subject matter of the Settled Claims, even if such facts might have affected the decision by plaintiffs and members of the Class not to object to the Settlement. The plaintiffs (and each member of the Class) shall be deemed to waive any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims. The plaintiffs, on behalf of the Class, shall be deemed to relinquish, to the full extent permitted by law, the provision, rights and benefits of § 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

8. In addition, plaintiffs, again on behalf of the class, also shall be deemed to waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code § 1542. Plaintiffs, on behalf of the Class, also shall be deemed to fully, finally and forever settle and release any and all Settled Claims, known or unknown, suspected or unsuspected, which now exist, or heretofore existed and without regard to subsequent discovery or existence of facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of the release contemplated by the Stipulation.

9. The plaintiffs and the members of the Settlement Class are hereby individually and severally permanently barred and enjoined from instituting, commencing, prosecuting, participating in or continuing any action or other proceeding in any court or tribunal of this or any other jurisdiction, either directly, representatively, derivatively or in any other capacity, against any of the Released Persons, based upon, arising out of, or in any way related to or for the purpose of enforcing any Settled Claim, all of which Settled Claims are hereby declared to be compromised, settled, released, dismissed with prejudice and extinguished by virtue of the proceedings in this Consolidated Action and this Order and Final Judgment.

10. The attorneys for the plaintiffs are awarded attorneys’ fees and expenses in the amount of $ 2,100,000.00, which sum the Court finds to be fair and reasonable. The Company shall cause such amounts to be paid in accordance with the terms of the Stipulation.

11. This Order and Final Judgment shall not constitute any evidence or admission by any of the defendants hereto or any other person that any acts of negligence or wrongdoing of any nature have been committed and shall not be deemed to create any inference that there is any liability therefor.

12. Without affecting the finality of this Order and Final Judgment, jurisdiction is hereby retained by this Court for the purpose of protecting and implementing the Stipulation and the terms of this Order and Final Judgment, including the resolution of any disputes that may arise with respect to the effectuation of any of the provisions of the Stipulation, and for the entry of such further orders as may be necessary or appropriate in administering and implementing the terms and provisions of the Settlement and this Order and Final Judgment.

Vice Chancellor

5